Exhibit 99.1
1 © 2026 Aprea Therapeutics, Inc. All Rights Reserved Precision Oncology Through Synthetic Lethality Transforming DDR Inhibition into Patient Benefit January 2026

2 © 2026 Aprea Therapeutics, Inc. All Rights Reserved Forward-Looking Statements Certain information contained in this presentation includes “forward-looking statements”, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended related to our study analyses, clinical trials, regulatory submissions, and projected cash position. We may, in some cases use terms such as “future,” “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “targeting,” “confidence,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. Our forward-looking statements are based on current beliefs and expectations of our management team and on information currently available to management that involve risks, potential changes in circumstances, assumptions, and uncertainties. All statements contained in this presentation other than statements of historical fact are forward-looking statements, including statements regarding our ability to develop, commercialize, and achieve market acceptance of our current and planned products and services, our research and development efforts, including timing considerations and other matters regarding our business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations. Any or all of the forward-looking statements may turn out to be wrong or be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including, without limitation, risks related to the success, timing, and cost of our ongoing clinical trials and anticipated clinical trials for our current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including our ability to fully fund our disclosed clinical trials, which assumes no material changes to our currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of our ongoing clinical trials, our understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and our ability to predict clinical outcomes based on such preclinical and early clinical result, and our ability to continue as a going concern, and the other risks, uncertainties, and other factors described under “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the documents we file with the U.S. Securities and Exchange Commission. For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this presentation. We undertake no obligation to update such forward-looking statements for any reason, except as required by law.

3 © 2026 Aprea Therapeutics, Inc. All Rights Reserved Our Mission DDR: One Critical Pathway - Multiple Targets DNA Damage Response (DDR) 1. Ngoi N, et al. Targeting the replication stress response through synthetic lethal strategies in cancer medicine. Trends in Cancer. (2021); 7(10):930-957 Undisclosed Target Precision Medicine Synthetic Lethality Aprea • Develop highly precise cancer therapies that destroy cancer cells while sparing healthy cells • Focus on a key weakness of cancer, its reliance on powerful repair mechanisms to survive treatment • Cancer cells injured by standard therapies often recover by repairing the damage Designed to block repair, prevent recovery and kill cancer cells Repair pathway Other therapies damage cancer cell Healthy cell remains Aprea drug designed to block repair Cancer cell dies Trends in Cancer 1

4 © 2026 Aprea Therapeutics, Inc. All Rights Reserved Ushering in a New Phase of Precision Oncology - Synthetic Lethality Synthetic Lethality • A clinically validated way to kill cancer 1 • Exploits tumor specific genetic weaknesses • Spares healthy cells • Biomarker driven identification of right patients • Potential for improved efficacy with better safety Potential fundamental transformation in cancer treatment • Shift from toxic chemotherapy to safer, targeted agents • Attack cancer more precisely • Better quality of life and longer survival 1. Previtali V, et al. New Horizons of Synthetic Lethality in Cancer: Current Development and Future Perspectives. J Med Chem. (2024);67:11488-11521

5 © 2026 Aprea Therapeutics, Inc. All Rights Reserved Oncology: A Large and Growing Market Driven by Innovation and Improved Therapies • Dramatic increase in life expectancy in some cancers over past 20 years • Driven by targeted therapies and smarter combinations • Shift in perception – cancer as chronic disease vs death sentence • Innovation continues to extend lives and improve quality of life/daily living • Significant unmet need remains 1. https://www.who.int/news/item/01-02-2024-global-cancer-burden-growing--amidst-mounting-need-for-services? 2. https://www.cancer.gov/about-cancer/understanding/statistics 3. https://www.pcmanet.org/rx-research-corner/drug-companies-continue-to-set-high-prescription-drug-launch-prices >35M new cancer cases expected globally by 2050, up 77% from 2022 (WHO)1 >2M new cancer diagnoses in US in 2025 (NCI)2 >$100,000 cost per patient per year for new cancer drugs3

6 © 2026 Aprea Therapeutics, Inc. All Rights Reserved Robust DDR Development Pipeline Milestones 2024-2026 Accomplished And Anticipated Clinical Milestones 2024 2025 2026 H1 H2 H1 H2 H1 H2 ATR ATRN-119 WEE1 APR-1051 RP2D for QD dosing ACESOT-1051: Phase 1 – Monotherapy Dose Escalation Enrolled First Patient Complete Dose Escalation IND Cleared ABOYA-119: Phase 1/2a – Monotherapy Dose Escalation: QD* BOIN Design Initiate BID Regimen Dose Selection Optimization ABOYA-119: Phase 1/2a – Monotherapy Dose Escalation: BID* * Further monotherapy enrollment paused, with consideration of further ATRN-119 development in combination approaches that could expand its therapeutic potential Safety & Efficacy Data Safety & Efficacy Data Combinations

7 © 2026 Aprea Therapeutics, Inc. All Rights Reserved Strong Drug Development and Commercial Expertise Experienced Team in Synthetic Lethality and Targeted Therapy Management Board of Directors Richard Peters, M.D., Ph.D. Chairman of the Board Oren Gilad, Ph.D. President and CEO Jean-Pierre Bizzari, M.D. Director Marc Duey Director Michael Grissinger Director Gabriela Gruia, M.D. Director John Henneman Director Rifat Pamukcu, M.D. Director Bernd R. Seizinger, M.D., Ph.D. Director Oren Gilad, Ph.D. President and CEO John P. Hamill Sr. Vice President and CFO Philippe Pultar, MD Sr. Medical Advisor Ze’ev Weiss, CPA, B.Sc. Chief Business Advisor Mike Carleton, Ph.D. Translational Medicine Advisor Brian Wiley SVP, Corporate Strategy

8 © 2026 Aprea Therapeutics, Inc. All Rights Reserved 8 WEE1 Inhibitor: APR-1051 ACESOT-1051: Clinical Proof-Of-Concept

9 © 2026 Aprea Therapeutics, Inc. All Rights Reserved WEE1 – Clinically Validated Target: An Unmet Medical Need 1. AZD-1775. AstraZeneca announced in July 2022 the discontinuation of development of AZD-1775 due to its tolerability profile 2. Liu J, et al., Phase II Study of the WEE1 Inhibitor Adavosertib in Recurrent Uterine Serous Carcinoma. J Clin Oncol (2021);39:1531–9 3. Fu S, et al. Multicenter Phase II Trial of Adavosertib in Refractory Solid Tumors Harboring CCNE1 Amplification. J Clin Oncol (2022) 41:1725-1734 4. Gelderblom H, et al., "Debio 0123-101, A Phase 1 Trial of Debio 0123 in Combination with Carboplatin in Advanced Solid Tumors: Safety, Pharmacokinetic, and Preliminary Antitumor Activity Data" (Poster session presented at the annual meeting of the American Society of Clinical Oncology (ASCO), Chicago, IL, June 3–7, 2023) 5. Zentalis deck - Azenosertib Clinical Development Update June 18, 2024 Multiple Phase 2 Studies Show Substantial Single-agent Activity with a WEE1 Inhibitor (Adavosertib1 ) Competitive WEE1 Inhibitors are associated with significant Grade ≥3 hematological, GI or CV toxicities 3,4,5 Aprea’s WEE1 inhibitor is characterized by early single agent activity with potentially less off-target engagement and improved safety Phase 2 Study Indication Evaluable Patients (N) ORR NCT03668340 2 Recurrent uterine serous carcinoma 34 29.4% 1 CR 9 PR NCT03253679 3 Refractory solid tumors harboring CCNE1 amplification 30 Ovarian - 14, Breast - 3, Uterine - 3, Other - 10 All Pt: 27% (8 PR) Ovarian Pt: 36% (5 PR)

10 © 2026 Aprea Therapeutics, Inc. All Rights Reserved Eligible patients ≥ 18 yo with advanced solid tumor harboring cancer-associated gene alterations CCNE1 or CCNE2 FBXW7 or PPP2R1A, KRAS-GLY12/GLY13 & TP53, and USC regardless biomarker status. HPV+ oropharyngeal squamous cell carcinoma, HPV+ cervical, vaginal, or vulvar carcinoma. ACESOT-1051: Phase 1 Study Design * Higher doses permitted if indicated Multi-center, Open-Label Phase1 Single-Agent Dose Escalation and Dose Selection Optimization Part 1 Dose escalation up to 50 patients Select 2 dose levels RP2D Oral single-agent APR-1051 will be administered once-daily for 28-day cycles Objectives Primary: Safety, DLT, MTD/MAD, RP2D Secondary: Pharmacokinetics, Antitumor activity (RECIST/PCWG3) Exploratory: Pharmacodynamics = cleared Accelerated titration; 1-6 patients per dose level BOIN design; 3-12 patients per dose level Currently enrolling Part 2 Dose selection optimization Up to 40 patients Selected dose 1 Selected dose 2 1:1 randomization R Dose level 1 10 mg Dose level 2 20 mg Dose level 3 30 mg Dose level 4 50 mg Dose level 5 70 mg Dose level 6 100 mg Dose level 7 150 mg Dose level 8 220 mg Dose level 9 300mg*

11 © 2025 Aprea Therapeutics, Inc. All Rights Reserved 22 42 68 104 50 57 174 25 43 47 55 55 57 48 36 50 0 30 60 90 120 150 180 210 10 mg 20 mg 30 mg 50 mg 70 mg 100 mg ACESOT-1051: Summary of Duration of Treatment (n=16) Tolcher A, et al. Early safety and efficacy of APR-1051… Mol Cancer Ther (2025) 24 (10_Supplement): B011. Not all data source verified Enrollment status Study patients Days on treatment ✼ ✼ ✼ ✼ ✼ ✼ ✼ ✼ ✼ APR-1051 once-daily dose Data cut-off: Sept 17, 2025 Treatment continues Stable disease (SD) Progressive Disease (PD) Physician decision Consent withdrawn ✼

12 © 2026 Aprea Therapeutics, Inc. All Rights Reserved ACESOT-1051: Encouraging Single Agent Dose Response Colorectal Cancer (CRC), Head and Neck Cancer (HNSCC) Clinical Activity Observed Beginning at 70 mg Dose Dose Cohort Best Patient Tumor Response (RECIST v1.1) Indication Alteration 100 mg -15% (SD) CRC FBXW7 70 mg -5% (SD) HNSCC HPV-positive Dose escalation ongoing with dose response observed

13 © 2026 Aprea Therapeutics, Inc. All Rights Reserved From Bench to Bedside #1: Preclinical Activity Observed in Early Patient Outcomes Pre-clinical studies with APR-1051 Data on file APR-1051 shows single agent activity in cancer cells overexpressing Cyclin E n=7 mice per group, APR-1051, 30 mg/kg/day Clinical Data 100 mg Cohort OVCAR-3 Mouse Model Overexpressing Cyclin E Patient: 86-year-old Female Diagnosis: Rectal Cancer Key Mutations: FBXW7 (Drives Cyclin E accumulation and overexpression) Treatment History: 5 prior lines - heavily pretreated • Line 1: Capecitabine/XRT → 191 days, PD • Line 2: Capecitabine/oxaliplatin/bevacizumab → 45 days, PD • Line 3: FOLFIRI + bevacizumab → 43 days, PD • Line 4: Local XRT (lung mets) → 12 days, not evaluable • Line 5: Tretinoin/bevacizumab/Tecentriq (ATRT trial) → 50 days, PD APR-1051 Activity: • Current Status: On treatment • Best Response: SD at third scan (-15% tumor response) Notes: SD achieved with 15% tumor shrinkage in heavily pretreated 86-year-old patient. Well-tolerated with minimal toxicity. FBXW7 mutation may be relevant to response (existing pre-clinical data).

14 © 2026 Aprea Therapeutics, Inc. All Rights Reserved ays since start o enogra t or ol e 100 80 0 40 20 0 0 10 20 30 Clinical Data 70 mg Cohort HPV+ HNSCC Mouse Model From Bench to Bedside #2: Preclinical Activity Observed in Early Patient Outcomes Patient: 52-year-old Male Diagnosis: HPV+ Oropharyngeal Squamous Cell Carcinoma (base of tongue) Key Mutations: P16+ Treatment History: (3 prior lines) • Line 1: Concomitant cisplatin/XRT → 49 days, PD • Line 2: Taxol/carboplatin/bevacizumab → 84 days, PD • Line 3: Paclitaxel/carboplatin → 184 days, PD APR-1051 Activity • Current Status: On treatment • Best Response: SD at first scan (-5% tumor response) Notes: Stable disease maintained for ~5 months. Patient continues on treatment with manageable toxicity profile. Human Papillomavirus (HPV) Head and Neck Squamous Cell Carcinoma (HNSCC) Pre-clinical studies with APR-1051 Collaboration with MD Anderson APR-1051 shows single agent activity in HPV+ head and neck tumor cells APR-1051 shows single agent activity in head and neck tumor cells Start of treatment ** Control APR-1051 Data cut-off: Oct 20, 2025

15 © 2026 Aprea Therapeutics, Inc. All Rights Reserved HPV+ Cancer – Collaboration with MD Anderson Ovarian Cancer* UMSCC47 tumor cells OVCAR3 tumor xenograft Tumor Volume (mm3 ) Vehicle Aprea ATRi 30 mg/kg QD Aprea WEE1i 30 mg/kg QD Combination – half dose, 15mg/kg each Days Post Treatment Tumor Volume (mm3 ) Days since start of xenograft mEER tumor cells Tumor Volume (mm3 ) End of treatment Days since start of xenograft APR-1051 Demonstrated Clinical Activity in Combination with Chemo, IO and ATRi Across Multiple Cancer Models * Data on file. Start of treatment 1 1 ntreated AP 1 1 Cisplatin Co bo Start of treatment ** P<0.0001 * P=0.0067 ** ** *

16 © 2026 Aprea Therapeutics, Inc. All Rights Reserved 16 ATR Inhibitor: ATRN-119 ABOYA-119: Clinical Proof-Of-Concept

17 © 2026 Aprea Therapeutics, Inc. All Rights Reserved ABOYA-119: Phase 1/2a Trial Design and Status Patient Population: Male or female subjects 12 years of age or older with solid tumors harboring any DDR mutation per NGS (or Merkel Cell Carcinoma). Potential Combinations • Radiation therapy • Antibody drug conjugates • Immuno-oncology Twice-daily dosing Once-daily dosing Cleared New Enrollment Paused** Dose level 6 400 mg Dose level 8 550 mg 5/2 Dose level 9 650 mg 5/2 Dose level 7 550 mg* Dose level 10 750 mg 5/2 Phase 1 Dose Escalation Phase 2 Combination Studies*** * Dose not tolerated ** Further monotherapy enrollment paused, with consideration of further ATRN-119 development in combination approaches that could expand its therapeutic potential *** Company currently in discussions with leading academic centers to consider combination studies with ATRN-119 8 subjects with stable disease and tumor shrinkage up to 21% Dose level 1 50 mg Dose level 2 100 mg Dose level 3 200 mg Dose level 4 350 mg Dose level 5 550 mg Dose level 6 800 mg Dose level 7 1100 mg Dose level 8* 1300 mg RP2D

18 © 2026 Aprea Therapeutics, Inc. All Rights Reserved From Bench to Bedside: Preclinical Activity Reflected in Early Patient Outcomes ATRN-119 shows single agent activity in cancer cells with ARID1A mutation* 200mg Cohort -3.0 -2.5 -2.0 -1.5 -1.0 -0.5 0.0 0 20 40 60 80 100 Log10 [ATRN119] (μM) % Activity ATRN119 ARID1A WT ATRN119 ARID1A KO 5X Diagnosis: Duodenal Cancer - Diagnosed 2017 Key Mutations: ARID1A Treatment History (5 prior lines) • Adjuvant: 5-FU/Oxaliplatin/Leucovorin → 8 mo, SD • Line 1: 5-FU/Bevacizumab → 4 mo, unknown • Line 2: Gemcitabine/nab-paclitaxel → mo, unknown • Line 3: Gemcitabine/nab-paclitaxel/ASP1570 → 1 mo, PD • Line 4: Lonsurf (trifluridine/tipiracil) → 1.5 mo, unknown ATRN-119 Response • Best response: >7 months SD before progression * Data on file.

19 © 2026 Aprea Therapeutics, Inc. All Rights Reserved Aprea Therapeutics (NASDAQ: APRE)

20 © 2026 Aprea Therapeutics, Inc. All Rights Reserved 20 Intellectual Property Portfolio Financial Summary & Capitalization Investment Highlights

21 © 2026 Aprea Therapeutics, Inc. All Rights Reserved Robust Global Intellectual Property Protection Family 1: Ataxia Telangiectasia and Rad3-Related (ATR) Protein Kinase Inhibitors • Macrocyclic inhibitors of ATR & methods of using them to treat various cancers, filed on Oct. 13th, 2015 • Patents granted in AU, BR, CA, CN, EP, IL, IN, JP, KR, MX, HK. • 1.1: Issued on May 30, 2017 as U.S. Patent 9,663,535 • 1.2: Issued on May 29, 2018 as U.S. Patent 9,981,989 • 1.3: Issued on Feb. 5, 2019 as U.S. Patent 10,196,405 Family 2: ATR Inhibitors and Methods of Use • Carboxylic acid-containing macrocyclic ATR inhibitors, and prodrugs; methods of using these inhibitors to treat various cancers; filed on Apr. 12th, 2017 • Issued on May 28th, 2019 as U.S. Patent 10,301,324 Family 3: ATR Inhibitor Pharmaceutical Composition and Methods • International application filed on Apr. 14th, 2023 • Pharmaceutical formulation and composition of our lead molecule in the clinic • Nationalizations pending for US, AU, BR, CA, CN, EA, EP, IL, IN, JP, KR, MX, NZ, PH, SG, ZA Family 4: WEE1 Inhibitor Pharmaceutical Compositions and Methods • International Application filed on Jun. 3rd, 2022 • Composition of our lead WEE1 inhibitor compounds • Nationalizations in US, AU, BR, CA, CN, EP, IL, IN, JP, KR, MX, ZA Family 5: Methods of Treating Cancer • U.S. Provisional Application filed on Sep. 19th, 2024 • Clinical methods of treating advanced solid cancer tumors using lead molecule Family 6: Macrocyclic Undisclosed DDR target Inhibitors and Methods of their Preparation and Use • U.S. Provisional Application filed on Jan. 22, 2025

22 © 2026 Aprea Therapeutics, Inc. All Rights Reserved Securities Common Equivalents as of November 12, 2025 Preferred Stock (as converted) 15,596 Common Stock 1 6,310,673 Warrants: Pre-Funded Tranche A Tranche B Total 507,076 1,097,394 1,097,394 2,701,864 Options 811,121 Restricted Stock Units 31,008 Fully Diluted Equivalents 9,870,262 1. 400,000,000 common shares authorized Aprea Therapeutics (NASDAQ: APRE) Financial Summary & Capitalization Cash & Equivalents of ~$13.7M as of September 30, 2025 (unaudited) Milestone Warrant Summary: Tranche A warrants to purchase up to 1,097,394 shares of common stock at a exercise price of $7.29 per share for an aggregate of up to $8.0 million and will expire at the earlier of (i) 30 days following the announcement of the rRP2D for the Company’s ATR inhibitor program, ATRN-119, and the daily VWAP of the Company’s common stock equaling or exceeding $14.58 per share for 30 consecutive trading days following the announcement and (ii) three years from the date of issuance. Tranche B warrants to purchase up to 1,097,394 shares of common stock at a cash exercise price of $9.1125 per share for an aggregate of up to $10.0 million and will expire at the earlier of (i) 30 days following the announcement of the RP2D for the Company’s WEE1 inhibitor program, APR-1051, and the daily VWAP of the Company’s common stock equaling or exceeding $18.225 per share for 30 consecutive trading days following the announcement and (ii) five years from the date of issuance

23 © 2026 Aprea Therapeutics, Inc. All Rights Reserved Financed into Q1 2027 • Achieve near term inflection points and catalysts • Evaluate optimal strategic partnerships Near term catalysts • APR-1051: Q1 2026 Safety/efficacy data Q2 2026 Complete dose escalation • ATRN-119: Q4 2025 clinical update ✓ October 2025 RP2D ✓ Diversified portfolio with best in class, de-risked clinical and preclinical programs • Highly potent and selective WEE1 (APR-1051) and ATR (ATRN-119) inhibitors • Opportunities in ovarian, colorectal, prostate, and endometrial cancers • Single agent and combination potential therapies Technology developed by pioneers in synthetic lethality • Management with strong drug development and commercial expertise Investment Highlights